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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               December 19, 1995
                               -----------------
                                (Date of Report)



                           Bankers Building Land Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Illinois                   0-9086          36-6067489
----------------------------      ------------  -------------------
(State of Other Jurisdiction      (Commission   (IRS Employer
       or Incorporation)          File Number)  Identification No.)


   AMCORE Bank N.A., Rockford
      501 Seventh Street
   Rockford, Illinois, Trustee                          61104
------------------------------                       ----------
(Address of Principal Executive Office)              (Zip Code)


Registrant's telephone number, including area code:  815-968-2241
                                                     ------------
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ITEM 5.   OTHER EVENTS.


          Reference is made to Exhibit A attached hereto.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Bankers Building Land Trust
                                            ---------------------------
                                                    (Registrant)


                                            By   AMCORE Bank, N.A., Rockford
                                                 Trustee



Dated December 19, 1995                     By  /s/ Patricia N. Fong
      -----------------                         -----------------------------
                                                Patricia N. Fong
                                                Vice President
                                                and Trust Officer

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                                  EXHIBIT A



                            FOR IMMEDIATE RELEASE

Chicago, December 19, 1995. AMCORE Trust Company, N.A., Rockford, Trustee of the Bankers Building Land Trust ("AMCORE"), today announced that the lessee of the property owned by the Trust has paid the rent due December 1, 1995, for disbursement to all certificate holders of record payable on March 1, 1996. However, the lessee failed timely to pay to the Cook County, Illinois collector the real estate taxes of $780,385 (including penalties as of 12-1-95). AMCORE has delivered notice to the lessee and its lender that such failure to pay those taxes constitutes a default under the lease. The lessee has sixty (60) days within which to rectify the default. On or before February 15, 1996, AMCORE will report the action, if any, taken by the lessee.